S&P 500 FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 88.2%

KLA-Tencor Corp.

640$

26,054

BMC Software, Inc.*

720

25,920

INFORMATION TECHNOLOGY 14.6%

Altera Corp.

1,130

23,391

Microsoft Corp.

30,090

$

827,776

Fidelity National Information

International Business

Services, Inc.

620

22,884

Machines Corp.†

5,160

611,615

Akamai Technologies, Inc.*†

630

21,918

Apple, Inc.*

3,310

554,226

Microchip Technology, Inc.†

690

21,073

Cisco Systems, Inc.*

22,190

516,139

Citrix Systems, Inc.*†

690

20,293

Intel Corp.

21,520

462,250

Affiliated Computer Services,

Google, Inc. — Class A*

870

457,985

Inc. — Class A*†

360

19,256

Hewlett-Packard Co.

9,260

409,385

Micron Technology, Inc.*†

2,860

17,160

Oracle Corp.*

14,900

312,900

National Semiconductor Corp.

810

16,637

Qualcomm, Inc.

6,080

269,770

Total System Services, Inc.

740

16,443

Dell, Inc.*†

7,590

166,069

Teradata Corp.*

680

15,735

Texas Instruments, Inc.†

4,970

139,955

SanDisk Corp.*†

840

15,708

Corning, Inc.

5,920

136,456

LSI Logic Corp.*†

2,391

14,681

EMC Corp*†

7,770

114,141

Advanced Micro Devices,

eBay, Inc.*

4,150

113,420

Inc.*†

2,280

13,292

Yahoo!, Inc.*†

5,170

106,812

Jabil Circuit, Inc.

790

12,964

Applied Materials, Inc.†

5,090

97,168

Molex, Inc.

510

12,449

Automatic Data Processing,

Lexmark International, Inc.*†

360

12,035

Inc.†

1,950

81,705

JDS Uniphase Corp.*

860

9,770

Adobe Systems, Inc.*

2,000

78,780

Compuware Corp.*

950

9,063

Western Union Co.†

2,780

68,722

Novellus Systems, Inc.*†

381

8,073

Tyco Electronics Ltd.

1,800

64,476

Ciena Corp.*†

340

7,878

Motorola, Inc.†

8,470

62,170

Novell, Inc.*

1,270

7,480

Symantec Corp.*

3,160

61,146

QLogic Corp.*†

500

7,295

Electronic Arts, Inc.*†

1,200

53,316

Teradyne, Inc.*

640

7,085

MEMC Electronic Materials,

Tellabs, Inc.*

1,420

6,603

Inc.*

860

52,924

Convergys Corp.*

440

6,538

Agilent Technologies, Inc.*†

1,350

47,979

Unisys Corp.*

1,280

__________

5,056

Electronic Data Systems Corp.

1,890

46,570

Broadcom Corp. — Class A*†

1,680

45,847

Total Information Technology

__________

6,890,178

Xerox Corp.

3,380

45,833

Juniper Networks, Inc.*†

1,970

43,695

ENERGY 14.3%

Nvidia Corp.*†

2,080

38,938

Exxon Mobil Corp.

19,850

1,749,380

Paychex, Inc.

1,200

37,536

Chevron Corp.†

7,770

770,240

Cognizant Technology

ConocoPhillips

5,790

546,518

Solutions Corp. — Class

Schlumberger Ltd.

4,437

476,667

A*

1,090

35,436

Occidental Petroleum Corp.

3,080

276,769

Analog Devices, Inc.†

1,090

34,629

Devon Energy Corp.

1,680

201,869

CA, Inc.

1,470

33,942

Transocean, Inc.*

1,200

182,868

Intuit, Inc.*

1,214

33,470

Apache Corp.

1,250

173,750

Sun Microsystems, Inc.*†

2,940

31,987

Halliburton Co.

3,237

171,788

Autodesk, Inc.*†

839

28,367

Marathon Oil Corp.

2,660

137,974

Fiserv, Inc.*

620

28,129

National-Oilwell Varco,

NetApp, Inc.*†

1,290

27,941

Inc.*†

1,515

134,411

VeriSign, Inc.*†

730

27,594

Hess Corp.

1,060

133,761

Linear Technology Corp.†

830

27,033

Anadarko Petroleum Corp.

1,760

131,718

Computer Sciences Corp.*†

570

26,699

XTO Energy, Inc.†

1,920

131,539

Xilinx, Inc.†

1,050

26,513

1

S&P 500 FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Weatherford International

CME Group, Inc.†

200

$

76,638

Ltd.*

2,468

$

122,388

Simon Property Group, Inc.†

840

75,508

EOG Resources, Inc.†

930

122,016

Hartford Financial Services

Chesapeake Energy Corp.†

1,810

119,388

Group, Inc.

1,153

74,449

Baker Hughes, Inc.

1,133

98,956

PNC Financial Services

Peabody Energy Corp.†

1,020

89,811

Group, Inc.

1,246

71,147

Williams Cos., Inc.

2,200

88,682

Charles Schwab Corp.

3,462

71,109

Valero Energy Corp.

1,990

81,948

Chubb Corp.†

1,370

67,144

Consol Energy, Inc.†

690

77,535

ACE Ltd.

1,217

67,045

Murphy Oil Corp.†

710

69,615

Loews Corp.†

1,360

63,784

Spectra Energy Corp.

2,343

67,338

T. Rowe Price Group, Inc.

985

55,623

Noble Corp.†

1,010

65,610

Franklin Resources, Inc.

590

54,074

Noble Energy, Inc.†

650

65,364

Capital One Financial Corp.†

1,410

53,594

Smith International, Inc.†

733

60,942

ProLogis†

980

53,263

Southwestern Energy Co.*†

1,280

60,941

Aon Corp.

1,109

50,947

El Paso Corp.

2,640

57,394

Lehman Brothers Holdings,

Nabors Industries Ltd.*†

1,024

50,412

Inc.†

2,569

50,892

ENSCO International, Inc.†

540

43,600

NYSE Euronext

1,000

50,660

Cameron International

Marsh & McLennan Cos.,

Corp.*†

784

43,394

Inc.†

1,867

49,569

Range Resources Corp.

580

38,013

Northern Trust Corp.

710

48,685

BJ Services Co.†

1,058

33,793

Progressive Corp.†

2,550

47,736

Massey Energy Co.

300

28,125

BB&T Corp.†

2,050

46,679

Cabot Oil & Gas Corp.

370

25,060

SunTrust Banks, Inc.

1,265

45,818

Rowan Cos., Inc.†

411

19,214

Vornado Realty Trust†

513

45,144

Sunoco, Inc.†

440

17,904

Lincoln National Corp.

946

42,873

Tesoro Corp.†

520

__________

10,280

Boston Properties, Inc.†

450

40,599

Principal Financial Group,

Total Energy

__________

6,776,975

Inc.†

956

40,123

Freddie Mac†

2,393

39,245

FINANCIALS 12.5%

Equity Residential†

1,020

39,035

JPMorgan Chase & Co.

12,790

438,825

Public Storage

460

37,163

Bank of America Corp.†

16,660

397,674

General Growth Properties,

Citigroup, Inc.†

20,325

340,647

Inc.†

1,000

35,030

Wells Fargo & Co.†

12,248

290,890

SLM Corp.*†

1,750

33,863

American International

Ameriprise Financial, Inc.

830

33,756

Group, Inc.

10,060

266,188

KIMCO Realty Corp.†

950

32,794

Goldman Sachs Group, Inc.†

1,468

256,753

Hudson City Bancorp, Inc.

1,950

32,526

U.S. Bancorp

6,396

178,384

Leucadia National Corp.

660

30,980

American Express Co.†

4,332

163,186

IntercontinentalExchange,

Bank of New York Mellon

Inc.*

270

30,780

Corp.†

4,300

162,669

Genworth Financial, Inc. —

Morgan Stanley†

4,135

149,149

Class A

1,630

29,030

MetLife, Inc.†

2,670

140,896

HCP, Inc.†

880

27,993

Wachovia Corp.†

7,984

123,992

Regions Financial Corp.†

2,527

27,570

Merrill Lynch & Co., Inc.†

3,648

115,678

Plum Creek Timber Co., Inc.

AFLAC, Inc.

1,790

112,412

(REIT)†

640

27,334

State Street Corp.

1,598

102,256

Host Hotels & Resorts, Inc.†

1,960

26,754

Travelers Cos, Inc.

2,236

97,042

Unum Group†

1,300

26,585

Prudential Financial, Inc.†

1,611

96,241

Moody's Corp.†

760

26,174

Allstate Corp.

2,012

91,727

AvalonBay Communities, Inc.

290

25,856

Fannie Mae†

3,964

77,338

Assurant, Inc.

360

23,746

2

S&P 500 FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Discover Financial Services†

1,770

$

23,311

WellPoint, Inc.*†

1,940

$

92,460

Legg Mason, Inc.

528

23,005

Medco Health Solutions,

Safeco Corp.†

340

22,834

Inc.*†

1,900

89,680

Fifth Third Bancorp†

2,160

21,989

Thermo Fisher Scientific,

M&T Bank Corp.†

281

19,822

Inc.*

1,570

87,496

Washington Mutual, Inc.†

3,980

19,621

Covidien Ltd.

1,800

86,202

Torchmark Corp.

334

19,589

Becton, Dickinson & Co.†

920

74,796

KeyCorp†

1,783

19,577

Aetna, Inc.†

1,820

73,765

American Capital Strategies

Genzyme Corp.*

1,000

72,020

Ltd.†

760

18,065

Cardinal Health, Inc.†

1,340

69,117

Developers Diversified Realty

Biogen Idec, Inc.*†

1,100

61,479

Corp.†

450

15,620

Boston Scientific Corp.*

4,830

59,361

Cincinnati Financial Corp.†

610

15,494

Zimmer Holdings, Inc.*

870

59,203

Marshall & Ilsley Corp.†

947

14,518

Express Scripts, Inc.*†

940

58,957

Janus Capital Group, Inc.†

545

14,426

Allergan, Inc.

1,110

57,775

Comerica, Inc.†

542

13,891

McKesson Corp.

1,018

56,916

National City Corp.†

2,860

13,642

Stryker Corp.†

900

56,592

XL Capital Ltd.†

656

13,487

St. Jude Medical, Inc.*

1,270

51,918

Sovereign Bancorp, Inc.†

1,726

12,703

Intuitive Surgical, Inc.*

150

40,410

CB Richard Ellis Group, Inc.

Forest Laboratories, Inc.*

1,140

39,604

— Class A*

650

12,480

CIGNA Corp.

1,020

36,098

Zions Bancorporation†

381

11,998

C.R. Bard, Inc.†

370

32,542

Apartment Investment &

Laboratory Corporation of

Management Co. — Class

America Holdings*†

420

29,245

A

339

11,546

Quest Diagnostics, Inc.

590

28,597

Federated Investors, Inc. —

Waters Corp.*

380

24,510

Class B

330

11,359

Varian Medical Systems,

Countrywide Financial Corp.†

2,190

9,308

Inc.*†

470

24,370

Huntington Bancshares, Inc.†

1,380

7,963

Humana, Inc.*

610

24,260

CIT Group, Inc.†

1,050

7,151

Hospira, Inc.*

600

24,066

E*Trade Financial Corp.*†

1,780

5,589

AmerisourceBergen Corp.

590

23,594

First Horizon National Corp.†

690

5,127

Applera Corp. - Applied

MBIA, Inc.†

800

3,512

Biosystems Group*

610

20,423

MGIC Investment Corp.†

460

__________

2,811

Barr Pharmaceuticals, Inc.*†

410

18,483

Coventry Health Care, Inc.*

568

17,279

Total Financials

__________

5,921,702

IMS Health, Inc.

680

15,844

Patterson Cos., Inc.*†

490

14,401

HEALTH CARE 10.5%

Mylan Laboratories, Inc.*†

1,140

13,760

Johnson & Johnson, Inc.

10,590

681,361

Millipore Corp.*†

200

13,572

Pfizer, Inc.†

25,017

437,047

PerkinElmer, Inc.

440

12,254

Abbott Laboratories

5,720

302,988

Watson Pharmaceuticals,

Merck & Co., Inc.

7,980

300,766

Inc.*

370

10,053

Wyeth

4,900

235,004

Tenet Healthcare Corp.*†

1,800

10,008

Medtronic, Inc.†

4,220

218,385

King Pharmaceuticals, Inc.*

890

__________

9,318

Amgen, Inc.*

4,090

192,884

Gilead Sciences, Inc.*†

3,470

183,736

Total Health Care

__________

4,958,774

Eli Lilly & Co.

3,720

171,715

Bristol-Myers Squibb Co.

7,440

152,743

INDUSTRIALS 9.8%

Baxter International, Inc.

2,280

145,783

General Electric Co.

36,970

986,729

UnitedHealth Group, Inc.

4,620

121,275

United Parcel Service, Inc. —

Schering-Plough Corp.†

6,090

119,912

Class B

3,830

235,430

Celgene Corp.*

1,640

104,747

United Technologies Corp.

3,590

221,503

3

S&P 500 FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Boeing Co.

2,790

$

183,359

Equifax, Inc.

490

$

16,474

3M Co.

2,580

179,542

Manitowoc Co., Inc.

490

15,940

Caterpillar, Inc.†

2,310

170,524

Allied Waste Industries, Inc.*

1,210

15,270

Union Pacific Corp.

1,940

146,470

Ryder System, Inc.†

220

15,154

Emerson Electric Co.

2,930

144,889

Robert Half International, Inc.

570

13,663

Honeywell International, Inc.

2,790

140,281

Cintas Corp.

470

12,460

General Dynamics Corp.†

1,500

126,300

Monster Worldwide, Inc.*

470

__________

9,687

Lockheed Martin Corp.†

1,270

125,298

Deere & Co.

1,570

113,244

Total Industrials

__________

4,617,333

Burlington Northern Santa Fe

Corp.

1,100

109,879

CONSUMER STAPLES 9.6%

CSX Corp.

1,520

95,471

Procter & Gamble Co.

11,470

697,491

FedEx Corp.†

1,160

91,396

Wal-Mart Stores, Inc.

8,745

491,469

Raytheon Co.

1,590

89,485

Philip Morris International,

Norfolk Southern Corp.†

1,410

88,365

Inc.†

7,920

391,169

Northrop Grumman Corp.

1,280

85,632

Coca-Cola Co.

7,500

389,850

Danaher Corp.†

960

74,208

PepsiCo, Inc.

5,960

378,996

Tyco International Ltd.†

1,790

71,672

CVS Caremark Corp.

5,370

212,491

Illinois Tool Works, Inc.†

1,430

67,939

Anheuser-Busch Companies,

Waste Management, Inc.

1,760

66,370

Inc.

2,680

166,482

Fluor Corp.

330

61,406

Kraft Foods, Inc. — Class A†

5,700

162,165

Paccar, Inc.

1,310

54,797

Altria Group, Inc.

7,870

161,807

Eaton Corp.

620

52,681

Colgate-Palmolive Co.

1,910

131,981

Cummins, Inc.

760

49,795

Walgreen Co.†

3,714

120,742

Precision Castparts Corp.†

510

49,149

Costco Wholesale Corp.†

1,630

114,328

Textron, Inc.

940

45,054

Kimberly-Clark Corp.†

1,570

93,855

Parker Hannifin Corp.†

630

44,932

Archer-Daniels-Midland Co.

2,420

81,675

ITT Corporation†

680

43,064

General Mills, Inc.†

1,260

76,570

Ingersoll-Rand Co. — Class

Kroger Co.

2,490

71,886

A†

1,140

42,670

Wm. Wrigley Jr. Co.

810

63,002

L-3 Communications

Sysco Corp.

2,260

62,173

Holdings, Inc.†

460

41,800

Avon Products, Inc.†

1,600

57,632

Jacobs Engineering Group,

H.J. Heinz Co.†

1,180

56,463

Inc.*†

460

37,122

Safeway, Inc.†

1,650

47,107

Southwest Airlines Co.†

2,750

35,860

Kellogg Co.

950

45,619

CH Robinson Worldwide,

Lorillard, Inc.*

650

44,954

Inc.†

640

35,098

ConAgra Foods, Inc.

1,830

35,282

Expeditors International of

Sara Lee Corp.†

2,650

32,462

Washington, Inc.†

800

34,400

UST, Inc.†

560

30,582

Dover Corp.†

710

34,343

Reynolds American, Inc.†

640

29,869

Rockwell Collins, Inc.

600

28,776

Molson Coors Brewing Co. —

Pitney Bowes, Inc.

780

26,598

Class B

530

28,795

Cooper Industries Ltd. —

Clorox Co.

520

27,144

Class A†

650

25,675

Campbell Soup Co.

810

27,103

Rockwell Automation, Inc.†

550

24,052

SUPERVALU, INC.

800

24,712

RR Donnelley & Sons Co.†

765

22,713

Brown-Forman Corp. — Class

Goodrich Corp.

450

21,357

B

320

24,182

Masco Corp.†

1,300

20,449

Hershey Co.†

630

20,651

W.W. Grainger, Inc.

240

19,632

Estee Lauder Cos., Inc. —

Terex Corp.*

380

19,521

Class A†

430

19,974

Pall Corp.

430

17,062

Coca-Cola Enterprises, Inc.†

1,080

18,684

Avery Dennison Corp.

380

16,693

McCormick & Co., Inc.

480

17,117

4

S&P 500 FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Tyson Foods, Inc. — Class A

1,030

$

15,388

Genuine Parts Co.

620

$

24,602

Constellation Brands, Inc. —

General Motors Corp.†

2,070

23,805

Class A*

730

14,498

VF Corp.

330

23,489

Pepsi Bottling Group, Inc.

510

14,239

Mattel, Inc.

1,360

23,283

Whole Foods Market, Inc.†

530

12,556

Apollo Group, Inc. — Class

Dean Foods Co.*†

570

__________

11,183

A*†

520

23,015

Abercrombie & Fitch Co. —

Total Consumer Staples

__________

4,524,328

Class A†

330

20,684

Nordstrom, Inc.

660

19,998

CONSUMER DISCRETIONARY 7.2%

AutoZone, Inc.*

160

19,362

McDonald's Corp.

4,260

239,497

Tiffany & Co.†

470

19,153

Walt Disney Co.†

7,160

223,392

Sears Holdings Corp.*†

260

19,152

Comcast Corp. — Class A†

11,050

209,619

Hasbro, Inc.†

520

18,574

Time Warner, Inc.

13,440

198,912

Limited Brands, Inc.†

1,094

18,434

Home Depot, Inc.†

6,372

149,232

Gannett Co., Inc.

820

17,769

Target Corp.†

2,920

135,751

Sherwin-Williams Co.†

370

16,994

News Corp. — Class A

8,650

130,096

Darden Restaurants, Inc.†

530

16,928

Lowe's Cos., Inc.†

5,500

114,125

Whirlpool Corp.†

270

16,667

Nike, Inc. — Class B†

1,430

85,242

Newell Rubbermaid, Inc.

990

16,622

Amazon.com, Inc.*†

1,160

85,063

Goodyear Tire & Rubber

Viacom, Inc. — Class B*

2,380

72,685

Co.*†

900

16,047

DIRECTV Group, Inc.*

2,670

69,180

Eastman Kodak Co.†

1,080

15,584

Clear Channel

Interpublic Group of

Communications, Inc.

1,840

64,768

Companies, Inc.*†

1,770

15,222

Johnson Controls, Inc.†

2,230

63,957

Expedia, Inc.*†

780

14,336

Staples, Inc.

2,640

62,700

EW Scripps Co. — Class A

340

14,124

Yum! Brands, Inc.†

1,780

62,460

Polo Ralph Lauren Corp.

220

13,812

Carnival Corp.

1,640

54,055

Black & Decker Corp.†

230

13,227

Omnicom Group, Inc.

1,200

53,856

IAC/ InterActiveCorp*†

680

13,110

Best Buy Co., Inc.†

1,305

51,678

Stanley Works†

280

12,552

TJX Cos., Inc.

1,600

50,352

Wyndham Worldwide Corp.

660

11,821

CBS Corp.†

2,530

49,310

Washington Post Co. — Class

McGraw-Hill Cos., Inc.†

1,210

48,545

B†

20

11,738

Kohl's Corp.*†

1,150

46,046

Snap-On, Inc.†

220

11,442

Starbucks Corp.*†

2,730

42,970

Office Depot, Inc.*

998

10,918

Ford Motor Co.*†

8,420

40,500

D.R. Horton, Inc.†

990

10,742

Coach, Inc.*

1,280

36,966

Family Dollar Stores, Inc.

520

10,369

Fortune Brands, Inc.

550

34,326

Leggett & Platt, Inc.†

600

10,062

Harley-Davidson, Inc.†

890

32,271

Big Lots, Inc.*†

310

9,684

Macy's, Inc.†

1,577

30,625

Harman International

J.C. Penney Co., Inc.†

818

29,685

Industries, Inc.

220

9,106

Marriott International, Inc. —

Wendy's International, Inc.

330

8,983

Class A†

1,130

29,651

New York Times Co. — Class

International Game

A†

520

8,003

Technology, Inc.†

1,160

28,977

Pulte Homes, Inc.

760

7,319

The Gap, Inc.†

1,690

28,172

Lennar Corp. — Class A†

530

6,540

Starwood Hotels & Resorts

RadioShack Corp.†

490

6,012

Worldwide, Inc.†

700

28,049

Centex Corp.†

440

5,883

Bed Bath & Beyond, Inc.*†

970

27,257

AutoNation, Inc.*†

490

4,910

H&R Block, Inc.†

1,220

26,108

Liz Claiborne, Inc.

340

4,811

GameStop Corp. — Class

KB HOME†

270

4,571

A*†

610

24,644

Jones Apparel Group, Inc.†

310

4,263

5

S&P 500 FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Meredith Corp.†

130

$

3,678

Alcoa, Inc.

2,950

$

105,079

Dillard's, Inc. — Class A†

210

2,430

Newmont Mining Corp.†

1,710

89,194

Brunswick Corp.†

10

__________

106

Nucor Corp.†

1,180

88,111

United States Steel Corp.

440

81,303

Total Consumer Discretionary

__________

3,390,658

Air Products & Chemicals,

Inc.

780

77,111

UTILITIES 3.4%

Weyerhaeuser Co.

770

39,378

Exelon Corp.

2,390

215,004

International Paper Co.†

1,530

35,649

Southern Co.†

2,880

100,570

PPG Industries, Inc.

620

35,569

Dominion Resources, Inc.†

2,070

98,304

AK Steel Holding Corp.

420

29,366

FPL Group, Inc.

1,460

95,747

Ecolab, Inc.

660

28,373

FirstEnergy Corp.

1,100

90,563

Sigma-Aldrich Corp.

485

26,122

Public Service Enterprise

Vulcan Materials Co.†

390

23,314

Group, Inc.

1,910

87,726

Allegheny Technologies, Inc.†

360

21,341

Entergy Corp.

690

83,131

Rohm & Haas Co.†

450

20,898

Duke Energy Corp.

4,750

82,555

Eastman Chemical Co.

270

18,592

PPL Corp.

1,350

70,564

Ball Corp.

370

17,664

American Electric Power Co.,

MeadWestvaco Corp.

650

15,496

Inc.

1,510

60,747

International Flavors &

Edison International

1,160

59,601

Fragrances, Inc.

290

11,327

Constellation Energy Group,

Sealed Air Corp.†

570

10,836

Inc.

658

54,022

Pactiv Corp.*

490

10,403

PG&E Corp.

1,280

50,803

Ashland, Inc.†

210

10,122

Sempra Energy†

890

50,241

Bemis Co.†

370

8,295

AES Corp.*†

2,469

47,429

Hercules, Inc.

410

6,941

Questar Corp.

637

45,252

Titanium Metals Corp.

370

__________

5,176

Consolidated Edison, Inc.†

1,020

39,872

Progress Energy, Inc.†

930

38,902

Total Materials

__________

1,613,377

Xcel Energy, Inc.†

1,620

32,513

Ameren Corp.†

760

32,095

TELECOMMUNICATION SERVICES 2.9%

Allegheny Energy, Inc.

610

30,567

AT&T, Inc.

22,053

742,966

DTE Energy Co.

590

25,040

Verizon Communications,

CenterPoint Energy, Inc.

1,230

19,742

Inc.†

10,580

374,532

Pepco Holdings, Inc.

760

19,494

Sprint Nextel Corp.†

10,510

99,845

NiSource, Inc.

1,030

18,458

American Tower Corp. —

TECO Energy, Inc.

760

16,332

Class A*

1,490

62,952

Dynegy Inc.*

1,810

15,476

Embarq Corp.

552

26,093

Integrys Energy Group, Inc.

290

14,741

Qwest Communications

CMS Energy Corp.

810

12,069

International, Inc.†

5,720

22,480

Pinnacle West Capital Corp.

360

11,077

Windstream Corp.†

1,680

20,731

Nicor, Inc.†

170

__________

7,240

CenturyTel, Inc.†

400

14,236

Citizens Communications

Total Utilities

__________

1,625,877

Co.†

1,225

__________

13,891

MATERIALS 3.4%

Total Telecommunication Services

__________

1,377,726

Monsanto Co.

2,020

255,409

Freeport-McMoRan Copper &

Total Common Stocks

Gold, Inc.†

1,440

168,754

(Cost $41,186,316)

__________

41,696,928

E.I. du Pont de Nemours and

Co.

3,290

141,108

Dow Chemical Co.†

3,500

122,185

Praxair, Inc.

1,170

110,261

6

S&P 500 FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Unrealized

Shares

Value

Units

Loss

SECURITIES LENDING COLLATERAL 20.2%

Goldman Sachs International

Mount Vernon Securities

June 2008 S&P 500 Index

Lending Trust Prime Portfolio

9,570,427$

__________

9,570,427

Swap, Terminating

06/30/08**

Total Securities Lending Collateral

(Notional Market Value

(Cost $9,570,427)

__________

9,570,427

$3,477,767)

2,717  $

__________

(95,954)

Face

(Total Notional Market Value $5,443,586)

$

__________

(99,676)

Amount

REPURCHASE AGREEMENTS 8.1%

*

Non-Income Producing Security.

Collateralized by obligations of

**

Total Return based on S&P 500 Index +/- financing

the U.S. Treasury or U.S.

at a variable rate.

Government Agencies

†

All or a portion of this security is on loan at June 30,

2008 .

Mizuho Financial Group, Inc.

††

All or a portion of this security is pledged as equity index issued 06/30/08 at 1.75% due

swap collateral at June 30, 2008.

07/01/08

$

3,188,947

3,188,947

Morgan Stanley issued 06/30/08

at 1.70% due 07/01/08

367,956

367,956

Lehman Brothers Holdings, Inc.

issued 06/30/08 at 0.25% due

07/01/08††

283,521

__________

283,521

Total Repurchase Agreements

(Cost $3,840,424)

__________

3,840,424

Total Investments 116.5%

(Cost $54,597,167)

$

____________

55,107,779

Liabilities in Excess of Other

Assets – (16.5)%

$

____________

(7,805,803)

Net Assets – 100.0%

$

47,301,976

Unrealized

Contracts

Loss

Futures Contracts Purchased

September 2008 S&P 500 Index

Mini Futures Contracts

(Aggregate Market Value of

Contracts $256,150)

4 $

__________

(621)

Units

Equity Index Swap Agreements

Lehman Brothers Finance S.A.

September 2008 S&P 500

Index Swap, Terminating

09/16/08**

(Notional Market Value

$1,965,820)

1,535 $

(3,722)

7